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                                                                    EXHIBIT 10.1

                THIRD AMENDMENT TO THE 364 DAY CREDIT AGREEMENT

    THIRD AMENDMENT (this "Amendment"), dated as of September 25, 1998 among NABISCO HOLDINGS CORP., a Delaware corporation ("Holdings"), NABISCO, INC., a New Jersey corporation (the "Borrower"), and the lending institutions party to the 364 Day Credit Agreement referred to below. All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the 364 Day Credit Agreement.

                              W I T N E S S E T H:

    WHEREAS, Holdings, the Borrower and various lending institutions (the "Banks") are parties to a Credit Agreement, dated as of October 31, 1996 (the "364 Day Credit Agreement");

    WHEREAS, Holdings, the Borrower and the Banks wish to amend the 364 Day Credit Agreement as herein provided;

    NOW, THEREFORE, it is agreed:

I.  Amendment to the 364 Day Credit Agreement.

        1. The definition of "Commitment Expiry Date" appearing in Section 10 of the Credit Agreement shall be amended in its entirety as follows:

           "Commitment Expiry Date" shall mean the date which is 364 days after the Third Amendment Effective Date.

        2. Section 10 of the 364 Day Credit Agreement is hereby further amended by (i) deleting definitions of "First Amendment" and "First Amendment Effective Date" appearing in said Section and (ii) inserting the following new definitions in appropriate alphabetical order:

           "Third Amendment" shall mean the Third Amendment to this Agreement, dated as of September 25, 1998.

           "Third Amendment Effective Date" shall have the meaning provided in the Third Amendment.

II. Miscellaneous Provisions.

    1. In order to induce the Banks to enter into this Amendment, each Credit Party hereby (i) makes each of the representations, warranties and agreements contained in Section 6 of the 364 Day Credit Agreement and (ii) represents and warrants that there exists no Default or Event of Default, in each case on the Third Amendment Date (as defined below), both before and after giving effect to this Amendment.

    2. This Amendment is limited as specified and shall not constitute a modification acceptance or waiver of any other provision of the 364 Day Credit Agreement or any other Credit Document.

    3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with Holdings and the Payment Administrator.

    4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

    5. This Amendment shall become effective on October 29, 1998 (the "Third Amendment Effective Date"), so long as on or prior to such date (i) each of the Credit Parties and (ii) each of the Banks shall have signed a copy hereof (whether the same or different copies) and shall have delivered (including by way of facsimile transmission) the same to White & Case, 1155 Avenue of the Americas, New York, New York 10036, Attention: Ms. Jacqueline Lawrence (Facsimile No. (212) 354-8113).

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    IN WITNESS WHEREOF, each of the parties hereto has created a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

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                                NABISCO HOLDINGS CORP.

                                By:  /s/ Robert A. Schiffner
                                     -----------------------------------------
                                     Name: Robert A. Schiffner
                                     Title:  Senior Vice President & Treasurer

                                NABISCO, INC.

                                By:  /s/ Robert A. Schiffner
                                     -----------------------------------------
                                     Name: Robert A. Schiffner
                                     Title:  Senior Vice President & Treasurer
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